The Ohio National Life Insurance Company
Ohio National Variable Account A

ONcore Xtra • ONcore Value • ONcore Premier • ONcore Lite • ONcore Flex • ONcore Xtra II •
ONcore Premier II • ONcore Flex II • ONcore Lite III • ONcore Premier WF 4 •
ONcore Premier WF 7

Supplement dated June 21, 2011
to the Prospectuses dated May 1, 2011 and May 18, 2011

The following supplements and amends the prospectuses dated May 1, 2011 and May 18, 2011:

Available Funds

The following are additional Available Funds under your contract:

Fund	Investment Adviser (Subadviser)
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein L.P.

Northern Lights Variable Trust (Class 2 shares)
TOPS™ Protected Balanced ETF Portfolio(1)	(Milliman, Inc.)
TOPS™ Protected Moderate Growth ETF Portfolio(1)	(Milliman, Inc.)
TOPS™ Protected Growth ETF Portfolio(1)	(Milliman, Inc.)
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(1) This fund is structured as a “Fund of Funds.” Because a Fund of Funds invests in other mutual funds and bears a proportionate share of expenses charged by the underlying funds, it may have higher expenses than direct investments in the underlying funds.

Investment Restrictions for Certain Optional Riders

The following are added to Investment Options, Category 2:

AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Dynamic Asset Allocation Portfolio

Northern Lights Variable Trust
TOPS™ Protected Balanced ETF Portfolio
TOPS™ Protected Moderate Growth ETF Portfolio
TOPS™ Protected Growth ETF Portfolio